                                                               November 29, 2001

[UBS WARBURG LOGO]                                        [LEHMAN BROTHERS LOGO]

                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C7
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2001-C7

                                 $1,214,055,882
                                  (APPROXIMATE)
                          INITIAL MORTGAGE POOL BALANCE

UBS WARBURG                                                      LEHMAN BROTHERS


                           CREDIT SUISSE FIRST BOSTON


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY CONFLICTING INFORMATION IN ANY SUBSEQUENT COLLATERAL TERM SHEETS HEREOF AND BY THE OFFERING DOCUMENT.

                                                               November 29, 2001

This collateral term sheet relates to the LB-UBS Commercial Mortgage Trust 2001-C7 Commercial Mortgage Pass-Through Certificates, Series 2001-C7. Capitalized terms used herein, but not otherwise defined herein, have the same respective meanings as in the preliminary prospectus supplement for those certificates.









THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). THIS INFORMATION IS NOT TO BE REPRODUCED OR DISSEMINATED BY OR ON BEHALF OF THE RECIPIENT. INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY CONFLICTING INFORMATION IN ANY SUBSEQUENT COLLATERAL TERM SHEETS HEREOF AND BY THE OFFERING DOCUMENT.

QUESTIONS

1) a breakout by property type for all the loans in the deal that in addition to the info shown on page 18 of the salesmemo also provides the appropriate loan per unit info (ex. for hotel-loan per room, for office-lpsft.)

2) by property type, please identify the top 5 tenants, and the space they occupy.

3) please identify all tenants that occupy >50% of a property. please provide as much applicable color on those tenants.(credit rating, ect.)

4) please breakout the top 10 msa's in the deal. within each msa please breakout property type, and within each property type please provide the average ltv,dscr, loan balance, loan per unit info

----------------------------------------------------------------------------------------------------------------------------------
                                TOTAL                                                                                     WA LOAN
PROPERTY TYPE      NO. OF      CURRENT     PERCENT                      WA      WA       WA                                 PER
                    LOANS      BALANCE    (BALANCE)      AVERAGE       DSCR     LTV     OCC      WAC     WARM    BALL%      UNIT
----------------------------------------------------------------------------------------------------------------------------------
OFFICE                26     487,813,206      40.2     18,762,046     1.45    62.7    97.41   7.073      116    79.85         158
----------------------------------------------------------------------------------------------------------------------------------
RETAIL                46     445,382,316      36.7      9,682,224     1.54    65.5    97.74   7.188      108    88.37         140
----------------------------------------------------------------------------------------------------------------------------------
Regional Mall          2     210,535,523      17.3    105,267,761     1.76    56.6    99.28   6.811      105    89.28         181
----------------------------------------------------------------------------------------------------------------------------------
Anchored              28     171,906,829      14.2      6,139,530     1.32    74.7    96.61   7.501      111    87.11          99
----------------------------------------------------------------------------------------------------------------------------------
Unanchored            16      62,939,965       5.2      3,933,748     1.44    70.2    95.64   7.598      111    88.77         115
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL/W'HSE      14     106,852,303       8.8      7,632,307     1.37    72.3    95.70   7.203      101    82.40          50
----------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY           20      95,011,151       7.8      4,750,558     1.70    70.0    96.09   7.099       89    90.42      41,335
----------------------------------------------------------------------------------------------------------------------------------
SELF STORAGE           4      49,077,432       4.0     12,269,358     1.68    66.0    80.39   7.155       65    90.97          54
----------------------------------------------------------------------------------------------------------------------------------
HOTEL                  3      22,456,471       1.8      7,485,490     1.48    57.9      NAP   7.875      118    82.26     148,348
----------------------------------------------------------------------------------------------------------------------------------
OTHER                  2       7,463,003       0.6      3,731,501     1.35    68.1    90.44   8.672      105    87.10      46,174
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               115   1,214,055,882     100.0     10,557,008     1.50    65.2    96.29   7.157      108    84.57       6,384
----------------------------------------------------------------------------------------------------------------------------------

PROPERTY NAME                       PROPERTY TYPE     PROP TYPE SPECIFIC       SIZE   SIZE TYPE       LARGEST TENANT (T1)
American Warehousing
  - Wal-Mart                        Industrial/W'hse                          800,100 Sq Feet         Wal-Mart Stores East, Inc.
American Warehousing
  - American Port Services          Industrial/W'hse                          466,200 Sq Feet         American Port Services, Inc.
Navistar Industrial Building        Industrial/W'hse                          215,085 Sq Feet         Crisplant
20 Carter Drive                     Industrial/W'hse                           69,900 Sq Feet         Microtech International, Inc.


The UBS Warburg Building            Office                                  1,017,123 Sq Feet         UBS Warburg
Connell Corporate Center I          Office                                    415,372 Sq Feet         American Home Assurance
Interstate Office Park              Office                                    111,491 Sq Feet         GSA
6330 San Vicente                    Office                                     97,762 Sq Feet         Equity Marketing, Inc.


Fashion Centre at Pentagon City     Retail            Regional Mall           821,644 Sq Feet         Macy's (Pad Lease)
Plaza Frontenac                     Retail            Regional Mall           443,136 Sq Feet         Neiman Marcus
Catonsville Plaza Shopping Center   Retail            Anchored                280,666 Sq Feet         Big KMart

PROPERTY NAME                T1 SQUARE FOOTAGE  T1 LEASE END DATE  2ND LARGEST TENANT (T2)     T2 SQUARE FOOTAGE   T2 LEASE END DATE
American Warehousing
  - Wal-Mart                      800,100             3/31/11
American Warehousing
  - American Port Services        250,200             3/31/13      Michael Stores Incorporated        216,000           3/31/06
Navistar Industrial Building      215,085             9/30/16
20 Carter Drive                    69,900             2/28/11


The UBS Warburg Building          740,987             4/30/18
Connell Corporate Center I        215,677             6/30/13      EMC Corporation                    112,841           3/31/08
Interstate Office Park             57,177             9/30/06
6330 San Vicente                   57,128            12/31/05


Fashion Centre at
  Pentagon City                   253,314             7/31/20      Nordstrom (Pad Lease)              219,415          12/31/80
Plaza Frontenac                   135,044             7/31/04      Saks Fifth Avenue                  125,669           11/1/03
Catonsville Plaza
  Shopping Center                 114,329            11/30/20

PROPERTY NAME                                                    PROPERTY TYPE    PROP TYPE SPECIFIC          SIZE      SIZE TYPE
Wal-Mart Distribution Center & American Port Serv Warehouse      Industrial/W'hse                             1,266,300 Sq Feet
American Warehousing - Wal-Mart                                  Industrial/W'hse                               800,100 Sq Feet
American Warehousing - American Port Services                    Industrial/W'hse                               466,200 Sq Feet
Navistar Industrial Building                                     Industrial/W'hse                               215,085 Sq Feet
3230 Scott Boulevard                                             Industrial/W'hse                                42,174 Sq Feet
Tamiami Properties                                               Industrial/W'hse                               269,065 Sq Feet
Tamiami - Quail Roost Warehouse                                  Industrial/W'hse                                19,100 Sq Feet
Bryan Dairy Road Industrial Facility                             Industrial/W'hse Office/Warehouse              111,874 Sq Feet
20 Carter Drive                                                  Industrial/W'hse                                69,900 Sq Feet
Canyon Creek Business Park                                       Industrial/W'hse                                18,005 Sq Feet


The UBS Warburg Building                                         Office                                       1,017,123 Sq Feet
Connell Corporate Center I                                       Office                                         415,372 Sq Feet
Interstate Office Park                                           Office                                         111,491 Sq Feet
6330 San Vicente                                                 Office                                          97,762 Sq Feet
Lake Hills Office Plaza                                          Office                                          44,972 Sq Feet
6305 Sunset Corporate Drive                                      Office           Office/Warehouse               25,830 Sq Feet


Shoprite of Branchburg                                           Retail           Single Tenant                  67,000 Sq Feet
Nazareth Plaza                                                   Retail           Anchored                      181,515 Sq Feet
The Market Place                                                 Retail           Unanchored                     36,794 Sq Feet
Food 4 Less - Harbor City                                        Retail           Single Tenant                 104,437 Sq Feet
Costco Center                                                    Retail           Anchored                       36,189 Sq Feet
Callaway Plaza                                                   Retail           Anchored                      155,040 Sq Feet
Crossroads Center                                                Retail           Anchored                       44,792 Sq Feet
Walgreens - Ft. Lauderdale                                       Retail           Single Tenant                  15,120 Sq Feet
Chancellor Shopping Center                                       Retail           Unanchored                     83,692 Sq Feet
170 5th Avenue                                                   Retail           Single Tenant                   2,450 Sq Feet
New Market Square                                                Retail           Anchored                       40,125 Sq Feet
Washington Mutual Bank Building                                  Retail           Single Tenant                  22,988 Sq Feet
Westpark Plaza                                                   Retail           Anchored                       55,322 Sq Feet
Annie Land Plaza                                                 Retail           Anchored                       42,500 Sq Feet
Bank of America Building                                         Retail           Single Tenant                  15,500 Sq Feet

PROPERTY NAME                             T1 % OCC. LARGEST TENANT (T1)                      T1 SQUARE FOOTAGE  T1 LEASE END DATE
Wal-Mart Distribution Center &
  American Port Serv Warehouse
American Warehousing
  - Wal-Mart                                100.00% Wal-Mart Stores East, Inc.                     800,100             3/31/11
American Warehousing
  - American Port Services                   53.67% American Port Services, Inc.                   250,200             3/31/13
Navistar Industrial Building                100.00% Crisplant                                      215,085             9/30/16
3230 Scott Boulevard                        100.00% Matrix Semiconductor, Inc.                      42,174             9/30/12
Tamiami Properties
Tamiami - Quail Roost Warehouse              75.92% Carrier A/C                                     14,500             1/31/06
Bryan Dairy Road Industrial Facility         55.28% Eckerd Corporation                              61,847             11/6/03
20 Carter Drive                             100.00% Microtech International, Inc.                   69,900             2/28/11
Canyon Creek Business Park                   52.84% Folsom & Folsom                                  9,513             9/30/04


The UBS Warburg Building                     72.85% UBS Warburg                                    740,987             4/30/18
Connell Corporate Center I                   51.92% American Home Assurance                        215,677             6/30/13
Interstate Office Park                       51.28% GSA                                             57,177             9/30/06
6330 San Vicente                             58.44% Equity Marketing, Inc.                          57,128            12/31/05
Lake Hills Office Plaza                      74.15% County of Orange                                33,345             9/30/07
6305 Sunset Corporate Drive                 100.00% Wallace Computer Services, Inc.                 25,830             7/14/08


Shoprite of Branchburg                      100.00% Shoprite (Foodarama)                            67,000             1/31/25
Nazareth Plaza                               61.58% LANECO/SUPER VALU                              111,780              2/2/10
The Market Place                             61.19% Sutton Place Gourmet                            22,514             5/31/16
Food 4 Less - Harbor City                   100.00% Ralph's Grocery                                104,437             4/30/11
Costco Center                                71.96% Petsmart                                        26,041            11/30/08
Callaway Plaza                               56.46% Kmart                                           87,543             7/19/07
Crossroads Center                            53.64% Office Max                                      24,028             1/31/14
Walgreens - Ft. Lauderdale                  100.00% Walgreens                                       15,120              2/1/60
Chancellor Shopping Center                   63.09% Chancellor Academics Inc.                       52,800             6/30/11
170 5th Avenue                              100.00% Zales Deleware, Inc.                             2,450             2/15/13
New Market Square                            82.24% Food Lion                                       33,000             9/29/18
Washington Mutual Bank Building             100.00% Washington Mutual Bank                          22,988             4/30/11
Westpark Plaza                               56.34% Kroger                                          31,170             3/31/08
Annie Land Plaza                             68.24% Food Lion                                       29,000             12/1/19
Bank of America Building                    100.00% Bank of America                                 15,500             6/30/07

-----------------------------------------------------------------------------------------------------------------------------------
MSA / PROPERTY TYPE         PROPERTY NAME                                            NO OF PROPERTIES     BALANCE       PCT OF POOL
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK, NY                                                                                  3         228,669,779          18.8%
Retail                      170 5th Avenue                                                    1           2,893,431           0.2%
Office                      The UBS Warburg Building                                          1         216,000,000          17.8%
Multifamily                 French Apartments                                                 1           9,776,348           0.8%
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON, DC                                                                                6         206,117,468          17.0%
Retail                      Fashion Centre at Pentagon City                                   1         166,735,523          13.7%
Office                      Centennial Plaza 1
Office                      Meadows Corporate Park                                            2          19,821,307           1.6%
Multifamily                 Norwood Apartments                                                1           2,998,264           0.2%
Industrial                  Arbuckle Drive
Industrial                  Navistar Industrial Building                                      2          16,562,375           1.4%
-----------------------------------------------------------------------------------------------------------------------------------

LOS ANGELES, CA                                                                              12         121,127,876          10.0%
Retail                      Food 4 Less - Harbor City
Retail                      Hermosa Beach
Retail                      Washington Mutual Bank Building                                   3           9,978,065           0.8%
Office                      Torrance Executive Plaza East
Office                      Torrance Executive Plaza West
Office                      2016 Broadway
Office                      525 East Colorado Boulevard
Office                      6310 San Vicente
Office                      6330 San Vicente
Office                      9350 Wilshire                                                     7          86,451,862           7.1%
Multifamily                 Skyline Terrace Apartments                                        1          16,952,899           1.4%
Industrial                  Baldwin Business Park                                             1           7,745,051           0.6%
-----------------------------------------------------------------------------------------------------------------------------------

NEWARK, NJ                                                                                    5          82,403,120           6.8%
Office                      Connell Corporate Center I
Office                      South Orange Plaza                                                2          60,474,650           5.0%
Self Storage                Amsdell Portfolio - East Linden & Linden Office
Self Storage                Amsdell Portfolio - Littell Road
Self Storage                Amsdell Portfolio - South Avenue                                  3          21,928,470           1.8%
-----------------------------------------------------------------------------------------------------------------------------------

BALTIMORE, MD                                                                                 4          50,215,040           4.1%
Retail                      Catonsville Plaza Shopping Center
Retail                      Foxtail Center
Retail                      Lake Shore Plaza                                                  3          33,196,266           2.7%
Office                      Court Tower Office Building                                       1          17,018,774           1.4%
-----------------------------------------------------------------------------------------------------------------------------------

ST. LOUIS, MO                                                                                 1          43,800,000           3.6%
Retail                      Plaza Frontenac                                                   1          43,800,000           3.6%
-----------------------------------------------------------------------------------------------------------------------------------

TAMPA, FL                                                                                     5          36,853,248           3.0%
Retail                      South Plaza Shopping Center                                       1           5,243,104           0.4%
Office                      Edgewater Building
Office                      Hyde Park Plaza                                                   2           4,747,193           0.4%
Industrial                  Bryan Dairy Road Industrial Facility
Industrial                  Tri-County Business Park                                          2          26,862,951           2.2%
-----------------------------------------------------------------------------------------------------------------------------------

MIDDLESEX-S-H, NJ                                                                             2          28,342,666           2.3%
Retail                      Hadley Shopping Center
Retail                      Shoprite of Branchburg                                            2          28,342,666           2.3%
-----------------------------------------------------------------------------------------------------------------------------------

MIAMI, FL                                                                                     6          25,400,399           2.1%
Retail                      Bank of America Building                                          1           2,123,770           0.2%
Office                      Kendall Summit                                                    1          16,631,133           1.4%
Industrial                  Tamiami - Airland Industrial Center
Industrial                  Tamiami - Flag Industrial Center
Industrial                  Tamiami - Ideal Commerce Center
Industrial                  Tamiami - Quail Roost Warehouse                                   4           6,645,495           0.5%
-----------------------------------------------------------------------------------------------------------------------------------

PHILADELPHIA, PA                                                                              4          25,220,111           2.1%
Retail                      MacDade Mall
Retail                      Skippack Square                                                   2          12,226,368           1.0%
Office                      400 Market Street                                                 1          10,746,647           0.9%
Mixed Use                   The Allman Building                                               1           2,247,096           0.2%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOP 10 MSAS                                                                                  48         848,149,707          69.9%
TOTAL POOL                                                                                  131       1,214,055,882         100.0%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
MSA / PROPERTY TYPE AVG BALANCE*      MAX BALANCE       WA LTV*      WA DSCR*     WA OCCUPANCY*     WAC*         LOAN/UNIT*
---------------------------------------------------------------------------------------------------------------------------
NEW YORK, NY          76,223,260      216,000,000        52.83           1.74          99.95        6.981%
Retail                 2,893,431        2,893,431        62.90           1.45         100.00        7.040%           1,181
Office               216,000,000      216,000,000        54.00           1.60         100.00        6.960%             212
Multifamily            9,776,348        9,776,348        24.08           4.91          98.86        7.430%          55,865
---------------------------------------------------------------------------------------------------------------------------

WASHINGTON, DC        34,352,911      166,735,523        58.40           1.72          99.27        6.770%
Retail               166,735,523      166,735,523        53.79           1.82          99.70        6.630%             203
Office
   Office              9,910,654       17,650,000        79.31           1.28          94.96        7.260%             109
Multifamily            2,998,264        2,998,264        76.29           1.36         100.00        7.250%          35,694
Industrial
Industrial             8,281,188       13,467,882        76.53           1.26         100.00        7.501%              63
---------------------------------------------------------------------------------------------------------------------------

LOS ANGELES, CA       10,093,990       19,029,600        67.97           1.35          93.40        7.229%
Retail
Retail
Retail                 3,326,022        5,668,114        69.03           1.33         100.00        7.571%              80
Office
Office
Office
Office
Office
Office
Office                12,350,266       19,029,600        67.60           1.37          92.31        7.275%             123
Multifamily           16,952,899       16,952,899        66.03           1.25          92.90        6.930%          85,621
Industrial             7,745,051        7,745,051        75.05           1.41          98.20        6.930%              62
---------------------------------------------------------------------------------------------------------------------------

NEWARK, NJ            16,480,624       54,477,853        62.06           1.38          95.28        6.674%
Office
Office                30,237,325       54,477,853        60.43           1.25          99.42        6.509%             125
Self Storage
Self Storage
Self Storage           7,309,490        9,269,762        66.54           1.72          83.84        7.130%              68
---------------------------------------------------------------------------------------------------------------------------

BALTIMORE, MD         12,553,760       17,018,774        76.28           1.27          93.00        7.519%
Retail
Retail
Retail                11,065,422       14,424,187        74.42           1.28          93.19        7.539%              81
Office                17,018,774       17,018,774        79.90           1.26          92.62        7.480%             128
---------------------------------------------------------------------------------------------------------------------------

ST. LOUIS, MO         43,800,000       43,800,000        67.38           1.53          97.70        7.500%
Retail                43,800,000       43,800,000        67.38           1.53          97.70        7.500%              99
---------------------------------------------------------------------------------------------------------------------------

TAMPA, FL              7,370,650       23,109,335        76.04           1.36          93.97        6.988%
Retail                 5,243,104        5,243,104        76.54           1.28          99.10        7.400%              41
Office
Office                 2,373,597        2,948,222        71.39           1.33          97.02        7.184%              90
Industrial
Industrial            13,431,476       23,109,335        76.76           1.38          92.43        6.873%              34
---------------------------------------------------------------------------------------------------------------------------

MIDDLESEX-S-H, NJ     14,171,333       20,461,623        75.83           1.32          97.22        7.414%
Retail
Retail                14,171,333       20,461,623        75.83           1.32          97.22        7.414%              91
---------------------------------------------------------------------------------------------------------------------------

MIAMI, FL              4,233,400       16,631,133        73.22           1.38          94.46        7.310%
Retail                 2,123,770        2,123,770        75.31           1.38         100.00        7.250%             137
Office                16,631,133       16,631,133        74.83           1.33          94.10        7.550%              95
Industrial
Industrial
Industrial
Industrial             1,661,374        2,698,171        68.51           1.49          93.58        6.730%              25
---------------------------------------------------------------------------------------------------------------------------

PHILADELPHIA, PA       6,305,028       10,746,647        74.03           1.37          93.99        7.442%
Retail
Retail                 6,113,184        8,980,573        73.79           1.33          93.79        7.342%              66
Office                10,746,647       10,746,647        74.11           1.42          97.74        7.550%              64
Mixed Use              2,247,096        2,247,096        74.90           1.35          77.07        7.470%              98
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOP 10 MSAS
TOTAL POOL
---------------------------------------------------------------------------------------------------------------------------

Source: Population Division, U.S. Census Bureau
* - For multiple property loans the totals & weighted averages are based on the allocated loan amount per property